Exhibit 10.20

Certain information has been omitted from this exhibit because it is both (i) not material and (ii) of the type that the parties customarily and actually treat as private or confidential. The omissions have been indicated by (“[***]”).

STRATEGIC ALLIANCE AND INCENTIVES PROGRAM

AGREEMENT

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

THIS STRATEGIC ALLIANCE AND INCENTIVES PROGRAM AGREEMENT (“Agreement”) is signed on the date set forth herein between MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA., with its principal place of business in the Capital of the State of São Paulo, at Avenida das Nações Unidas, No. 14.171, Rochaverá Corporate Plaza, Torre C – Edifício Crystal Tower, 20th floor, enrolled with the National Corporate Taxpayers Register of the Ministry of Economy under CNPJ/ME No. 05.577.343/0001-37 (“MASTERCARD BRASIL”) and PICPAY BANK – BANCO MÚLTIPLO S.A., with its principal place of business at Avenida Manuel Bandeira, No. 291, Atlas Office Park Condominium, Block B, 3rd floor, Vila Leopoldina, enrolled with the National Corporate Taxpayers Register of the Ministry of Economy under CNPJ/ME No. 09.516.419/0001-75 (“CLIENT”). The Parties are represented herein by their legal representatives in accordance with their respective Articles of Association and are hereinafter referred to individually as “Party” and jointly as “Parties”. All the terms used in this Agreement are defined in Exhibit I, whether in the singular or in the plural, and any term used outside such Exhibit shall be invalid for all legal purposes.

WHEREAS, the CLIENT is a Mastercard International Inc. licensee and business partner of MASTERCARD BRASIL; and

WHEREAS, MASTERCARD BRASIL and the CLIENT have the common target to sign an Incentive program to provide the issue, increase and intensify the Mastercard Portfolio, as well as the number of Transactions and Financial Volume.

The Parties, as strategic partners, are mutually interested in participating in the Incentives Program under this agreement; NOW, THEREFORE, the parties decide to execute this instrument (the “Agreement”) pursuant to the following terms and conditions:

1. PURPOSE

1.1. The purpose of this Agreement is to establish the rules and conditions that are to be followed by the Parties in connection with the Incentive Program.

2. INITIAL INCENTIVES

2.1. Unconditional Bonus Incentive (“Unconditional Bonus Incentive”): During Year 1 of this Agreement, MASTERCARD BRASIL shall make available to the CLIENT a total amount of [*****] by way of “Unconditional Bonus Incentive” in the manner provided below, as long as the CLIENT complies with all the established conditions. The amount stated above shall be credited in MCBS (Mastercard Consolidated Billing System) after the execution of this Agreement and remain available until the total consumption thereof. If, and only if, the CLIENT reaches less than [*****] of the Total POS Volume Target for Year 1, the CLIENT shall not be required to pay any fine or penalty to MASTERCARD BRASIL; provided that the provisions of this Section do not prevent MASTERCARD BRASIL from charging any other fines provided for in the Agreement.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3. OTHER INCENTIVES

3.1. Extraordinary Incentive (“Sign-On Bonus”). MASTERCARD BRASIL shall make available to the CLIENT, by way of Sign-On Bonus, a total amount of [*****] in the manner provided below, as long as the CLIENT complies with all the established conditions.

3.1.1. Of the total amount of [*****] mentioned above, an amount of [*****] for Year 1 shall be made available in advance within [*****] days after the execution of this Agreement.

3.1.1.1. If the CLIENT does not reach the respective Total POS Volume Targets accumulated between Year 1 and Year 7, it shall pay a fine in an amount proportional to the Sign-On Bonus, calculated as provided below:

Percentage reached of the respective Total POS Volume Targets accumulated between Year 1 and Year 7	Calculation of the Amount of the Fine
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.1.1.2. At the end of Year 3, the performance of the CLIENT shall be assessed in relation to the accumulated invoicing for Years 1-3. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.1.1.1 above, in proportion to the assessment period of three-sevenths (3/7) of the total amount made available to the CLIENT. At the end of each of Years 5 and 7, the performance of the CLIENT shall be assessed again for Years 1-5 and for Years 1-7, respectively. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

MASTERCARD BRASIL calculated in accordance with the table in Section 3.1.1.1 above, in proportion to the assessment period, in Year 5, of five-sevenths (5/7) of the total amount made available to the CLIENT and, in Year 7, of seven-sevenths (7/7) of the total amount made available to the CLIENT, less any amounts already paid by way of fine in prior calculations.

3.1.1.3. If the Total POS Volume Targets accumulated at the Year 7 checkpoint, in order to offset fines previously paid, are reached, the amount paid by the CLIENT due to the previous non-compliance shall be returned by way of Incentive via MCBS (Mastercard Consolidated Billing System).

3.1.2. The remaining amount of [*****] shall be paid during Years 2 to Year 5 in the form of equal annual installments in the amount of [*****] made available within [*****] days after the calculation of each Year.

3.1.2.1. In order to be eligible to receive the abovementioned amount of this Incentive for Years 2 to 5, the CLIENT shall meet at least [*****] of the Total POS Volume Target for the immediately preceding Year as described in Section Four of this Agreement. If the CLIENT does not reach [*****] of the Total POS Volume Target for the immediately preceding Year as mentioned above, it shall not receive any amount from this Incentive in the Year of accrual. If the CLIENT reaches between [*****] and [*****] of the Total POS Volume Target for the immediately preceding Year, it shall receive the annual installment of this Incentive as per the table below. Payment shall be made within [*****] from the date when the targets have been reached via MCBS (Mastercard Consolidated Billing System) or any other method established by MASTERCARD BRASIL.

Percentage reached of the Total POS Volume Target for the previous year	Year 2 to Year 5
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.1.3. If the CLIENT reaches [*****] or more of the Total POS Volume Target from Year 2 to Year 7, MASTERCARD BRASIL shall pay an additional amount of [*****] for each Year in which the Total POS Volume Target for the respective Year is exceeded by [*****] or more. Payment shall be made annually within [*****] days of the achievement of the targets via MCBS (Mastercard Consolidated Billing System) or any other method established by MASTERCARD BRASIL.

3.2. Incentive for Discount on Cores and Non-Cores Fees (“Fees Discount”): From January 2025 to the end of Year 7 of this Agreement, as long as the CLIENT presents any growth in the Total POS Volume performance in relation to the immediately preceding Year, the CLIENT shall be entitled to the discount on Core and Non-Core Fees set forth in Exhibit 3, with the following prices being charged:

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

a. Mastercard Credit Products.

Table A – Mastercard Credit Products – Year 1 to Year 7
Percentage reached of the Total POS Volume Target for the respective Year	Price CAP
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

1 bps = 0.01%.

a. Mastercard Prepaid Products.

Table B – Mastercard Prepaid Products – Year 1 to Year 7.
Percentage reached of the Total POS Volume Target for the respective Year	Price CAP
[*****]	[*****]
[*****]	[*****]

1 bps = 0.01%

3.2.1. If the CLIENT does not meet any of the conditions for receiving this Incentive, it shall pay the price in the corresponding Year without any discount (rack price).

3.2.3. New billing codes that replace the codes contemplated in this Agreement shall not automatically become part of this Agreement, and therefore shall not be subject to the Fee Discount provided for herein. Such new replacement codes shall be discussed in advance between the Parties upon notice from the CLIENT to MASTERCARD BRASIL and shall only become part of this Agreement if a new Exhibit 3 is executed by the Parties.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.3. D&S Management Services Incentive (“D&S Incentive”): During Year 1 to Year 7 of this Agreement, MASTERCARD BRASIL shall pay to the CLIENT, by way of D&S Incentive, a maximum total amount equivalent to [*****], in [*****] equal annual installments in the amount of [*****], in accordance with the conditions established below, as long as the CLIENT complies with all the established conditions and commitments, with Year 1 being paid in advance within sixty [*****] from the execution of this Agreement, and the other Years in accordance with the conditions established below:

D&S Management Services Incentive Table

Year	Incentive Amount in R$
1	[*****]
2	[*****]
3	[*****]
4	[*****]
5	[*****]
6	[*****]
7	[*****]
Total	[*****]

3.3.1. If the CLIENT does not reach the respective Total POS Volume Targets accumulated between Year 1 and Year 7, it shall pay a fine calculated as provided below:

Percentage reached of the respective Total POS Volume Targets accumulated between Year 1 and Year 7	Calculation of the Amount of the Fine
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.3.1.1. At the end of Year 3, the performance of the CLIENT shall be assessed in relation to the accumulated invoicing for Years 1-3. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with [*****], in proportion to the assessment period of three-sevenths (3/7) of the total amount made available to the CLIENT. At the end of each of Years 5 and 7, the performance of the CLIENT shall be assessed again for Years 1-5 and for Years 1-7, respectively. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.3.1 above, in proportion to the assessment period, in Year 5, of five-sevenths (5/7) of the total amount made available to the CLIENT and, in Year 7, of seven-sevenths (7/7) of the total amount made available to the CLIENT, less any amounts already paid by way of fine in prior calculations.

3.3.1.2. If the Total POS Volume Targets accumulated at the Year 7 checkpoint, in order to offset fines previously paid, are reached, the amount paid by the CLIENT due to the previous non-compliance shall be returned by way of Incentive via MCBS (Mastercard Consolidated Billing System).

3.3.2. In order to be eligible to receive this Incentive for Year 2 and Year 7, the CLIENT shall meet at least [*****] of the Total POS Volume Target for the immediately preceding Year as described in Section Four of this Agreement. If the CLIENT does not reach [*****] of the Total POS Volume Target for the immediately preceding Year as mentioned above, it shall not receive any amount from this Incentive in the Year of accrual. If the CLIENT reaches between [*****] and [*****] of the Total POS Volume Target for the immediately preceding Year, it shall receive the amount of this Incentive for the respective Year of accrual in proportion to the achievement of the Total POS Volume Target for the immediately preceding Year. If the CLIENT reaches [*****] or more of the Total POS Volume Target for the immediately preceding Year, it shall receive [*****].

3.3.3. MASTERCARD BRASIL shall make the amounts referred to above available to the CLIENT by way of D&S Incentive in the form corresponding to the amount of fees for the provision of services and/or assets to be provided directly to the CLIENT by Mastercard Advisors. The provision of such services shall be conditioned on the acceptance and execution of the terms and conditions in the form attached as Exhibit 2 hereto, the terms of which shall be negotiated by the Parties. The value and specification of each project by Mastercard Advisors shall be established in an applicable SOW, as defined in Exhibit 2.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.4. Innovation Support Incentive (“Innovation Support Incentive”): During Year 1 to Year 7 of this Agreement, MASTERCARD BRASIL shall make available to the CLIENT, by way of Innovation Support Incentive, a maximum total amount equivalent to [*****], in [*****] equal annual installments in the amount [*****] , in accordance with the conditions established below, as long as the CLIENT complies with all the established conditions and commitments, with Year 1 being paid in advance within [*****] from the execution of this Agreement, and the other Years in accordance with the conditions established below:

Innovation Support Incentive Table

Year	Incentive Amount in R$
1	[*****]
2	[*****]
3	[*****]
4	[*****]
5	[*****]
6	[*****]
7	[*****]
Total Innovation	[*****]

3.4.1. If the CLIENT does not reach the respective Total POS Volume Targets accumulated between Year 1 and Year 7, it shall pay a fine calculated as provided below:

Percentage reached of the respective Total POS Volume Targets accumulated between Year 1 and Year 7	Calculation of the Amount of the Fine
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.4.1.1. At the end of Year 3, the performance of the CLIENT shall be assessed in relation to the accumulated invoicing for Years 1-3. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.4.1 above, in proportion to the assessment period of three-sevenths (3/7) of the total amount made available to the CLIENT. At the end of each of Years 5 and 7, the performance of the CLIENT shall be assessed again for Years 1-5 and for Years 1-7, respectively. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.4.1 above, in proportion to the assessment period, in Year 5, of five-sevenths (5/7) of the total amount made available to the CLIENT and, in Year 7, of seven-sevenths (7/7) of the total amount made available to the CLIENT, less any amounts already paid by way of fine in prior calculations.

3.4.1.2. If the Total POS Volume Targets accumulated at the Year 7 checkpoint, in order to offset fines previously paid, are reached, the amount paid by the CLIENT due to the previous non-compliance shall be returned by way of Incentive via MCBS (Mastercard Consolidated Billing System).

3.4.2. In order to be eligible to receive this Incentive for Year 2 and Year 7, the CLIENT shall meet at least [*****] of the Total POS Volume Target for the immediately preceding Year as described in Section Four of this Agreement. If the CLIENT does not reach [*****] of the Total POS Volume Target for the immediately preceding Year as mentioned above, it shall not receive any amount from this Incentive in the Year of accrual. If the CLIENT reaches between [*****] and [*****] of the Total POS Volume Target for the immediately preceding Year, it shall receive the amount of this Incentive for the respective Year of accrual in proportion to the achievement of the Total POS Volume Target for the immediately preceding Year. If the CLIENT reaches [*****] or more of the Total POS Volume Target for the immediately preceding Year, it shall receive [*****] of this Incentive for the Year of accrual.

3.4.3. The Innovation Support Incentive amounts shall be made available as reimbursements and shall be fully used in the implementation of various Mastercard products and solutions aimed to promote the use or improved experience of Mastercard Cards as previously agreed upon between the Parties.

3.4.4. The CLIENT shall send to MASTERCARD BRASIL a plan for pre-approval of the use of funds from this Innovation Support Incentive, and payment shall be conditioned on the CLIENT receiving supporting documentation regarding the reimbursement requested, which shall be previously accepted by MASTERCARD BRASIL.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.5. Marketing Support Incentive (“Marketing Support Incentive”): MASTERCARD BRASIL shall make available to the CLIENT, between Year 1 and Year 7 of this Agreement, by way of Marketing Support Incentive, a maximum total amount of [*****], in [*****] annual installments, as long as the CLIENT complies with all the established conditions and commitments, with Year 1 being paid in advance within [*****] from the execution of this Agreement, and the other Years in accordance with the conditions established below:

Marketing Support Incentive Table

Year	Incentive Amount in R$
1	[*****]
2	[*****]
3	[*****]
4	[*****]
5	[*****]
6	[*****]
7	[*****]
Total Marketing	[*****]

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.5.1. If the CLIENT does not reach the respective Total POS Volume Targets accumulated between Year 1 and Year 7, it shall pay a fine calculated as provided below:

Percentage reached of the respective Total POS Volume Targets accumulated between Year 1 and Year 7	Calculation of the Amount of the Fine
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.5.1.1. At the end of Year 3, the performance of the CLIENT shall be assessed in relation to the accumulated invoicing for Years 1-3. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in [*****], in proportion to the assessment period of three-sevenths (3/7) of the total amount made available to the CLIENT. At the end of each of Years 5 and 7, the performance of the CLIENT shall be assessed again for Years 1-5 and for Years 1-7, respectively. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.5.1 above, in proportion to the assessment period, in Year 5, of five-sevenths (5/7) of the total amount made available to the CLIENT and, in Year 7, of seven-sevenths (7/7) of the total amount made available to the CLIENT, less any amounts already paid by way of fine in prior calculations.

3.5.1.2. If the Total POS Volume Targets accumulated at the Year 7 checkpoint, in order to offset fines previously paid, are reached, the amount paid by the CLIENT due to the previous non-compliance shall be returned by way of Incentive via MCBS (Mastercard Consolidated Billing System).

3.5.2. In order to be eligible to receive this Incentive for Year 2 and Year 7, the CLIENT shall meet at least [*****] of the Total POS Volume Target for the immediately preceding Year as described in Section Four of this Agreement. If the CLIENT does not reach [*****] of the Total POS Volume Target for the immediately preceding Year as mentioned above, it shall not receive any amount from this Incentive in the Year of accrual. If the CLIENT reaches between [*****] and [*****] of the Total POS Volume Target for the immediately preceding Year, it shall receive the amount of this Incentive for the respective Year of accrual in proportion to the achievement of the Total POS Volume Target for the immediately preceding Year. If the CLIENT reaches [*****] or more of the Total POS Volume Target for the immediately preceding Year, it shall receive [*****].

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.5.3. MASTERCARD BRASIL shall approve, together with the CLIENT, any marketing campaign/initiative focused on the Mastercard Portfolio carried out with funds arising from this Agreement.

3.5.4. MASTERCARD BRASIL shall pay the amounts of this Marketing Support Incentive in the form of reimbursements to the CLIENT after reviewing all annual reports relating to the subject matter of the Agreement for each Year. Any installment of this Incentive may be paid, wholly or in part, directly to the CLIENT or to a strategic supplier of MASTERCARD BRASIL (marketing or promotion agencies already certified by MASTERCARD BRASIL), if is previously and expressly agreed upon by the Parties. A marketing plan shall be sent to MASTERCARD BRASIL for pre-approval of the use of the amounts of this Marketing Support Incentive, and payment shall be conditioned on the CLIENT receiving supporting documentation regarding the reimbursement requested, which shall be previously accepted by MASTERCARD BRASIL.

3.6. Incentive for ESG Initiative (“Incentive for ESG Initiative”): MASTERCARD BRASIL shall make available to the CLIENT, between Year 1 and Year 7 of this Agreement, by way of Incentive for ESG Initiative, a maximum total amount of [*****], in accordance with the conditions established below, as long as the CLIENT complies with all the established conditions and commitments:

i. Of the total amount mentioned above, MASTERCARD BRASIL shall make available to the CLIENT, in Year 1, a total amount equivalent to [*****] within [*****] days after the execution of this Agreement.

ii. In relation to Year 2 to Year 7, MASTERCARD BRASIL shall make available to the CLIENT an amount equivalent to [*****] within [*****] after the end of each such Year.

3.6.1. The Incentive for ESG Initiative amounts shall be pre-approved by MASTERCARD BRASIL and, before any commitment to their use, shall be fully used in projects to be developed in partnership with the Mastercard ESG team, as well as activations, mechanics, creatives, marketing and communication plans, releases and other amplification pieces, all of which shall be previously pre-approved by MASTERCARD BRASIL.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.7. Incentive for training and events (“Incentive for Training and Events”): MASTERCARD BRASIL shall make available to the CLIENT, between Year 1 and Year 7 of this Agreement, for Training and Events, a maximum total amount of [*****], in [*****] equal annual installments, as long as the CLIENT complies with all the established conditions and commitments, with Year 1 being paid in advance within [*****] days from the execution of this Agreement, and the other Years in accordance with the conditions established below:

Incentive for Training and Events Table.

Year	Incentive Amount in R$
1	[*****]
2	[*****]
3	[*****]
4	[*****]
5	[*****]
6	[*****]
7	[*****]
Total Marketing	[*****]

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.7.1. If the CLIENT does not reach the respective Total POS Volume Targets accumulated between Year 1 and Year 7, it shall pay a fine calculated as provided below:

Percentage reached of the respective Total POS Volume Targets accumulated between Year 1 and Year 7	Calculation of the Amount of the Fine
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.7.1.1. At the end of Year 3, the performance of the CLIENT shall be assessed in relation to the accumulated invoicing for Years 1-3. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.7.1 above, in proportion to the assessment period of three-sevenths (3/7) of the total amount made available to the CLIENT. At the end of each of Years 5 and 7, the performance of the CLIENT shall be assessed again for Years 1-5 and for Years 1-7, respectively. If it is below [*****] of the Total POS Volume Targets accumulated for the period, the CLIENT shall pay a non-compensatory fine to MASTERCARD BRASIL calculated in accordance with the table in Section 3.7.1 above, in proportion to the assessment period, in Year 5, of five-sevenths (5/7) of the total amount made available to the CLIENT and, in Year 7, of seven-sevenths (7/7) of the total amount made available to the CLIENT, less any amounts already paid by way of fine in prior calculations.

3.7.1.2. If the Total POS Volume Targets accumulated at the Year 7 checkpoint, in order to offset fines previously paid, are reached, the amount paid by the CLIENT due to the previous non-compliance shall be returned by way of Incentive via MCBS (Mastercard Consolidated Billing System).

3.7.2. In order to be eligible to receive this Incentive for Year 2 and Year 7, the CLIENT shall meet at least [*****] of the Total POS Volume Target for the immediately preceding Year as described in Section Four of this Agreement. If the CLIENT does not reach [*****] of the Total POS Volume Target for the immediately preceding Year as mentioned above, it shall not receive any amount from this Incentive in the Year of accrual. If the CLIENT reaches between [*****] and [*****] of the Total POS Volume Target for the immediately preceding Year, it shall receive the amount of this Incentive for the respective Year of accrual in proportion to the achievement of the Total POS Volume Target for the immediately preceding Year. If the CLIENT reaches [*****] or more of the Total POS Volume Target for the immediately preceding Year, it shall receive [*****].

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.7.3. The amounts from this Incentive shall be fully used in events developed by MASTERCARD BRASIL and previously agreed upon between the Parties.

3.8. Incentive for Performance Above [*****] for the First Two Quarters of Year 1 (“Extraordinary Bonus”): MASTERCARD BRASIL shall make available to the CLIENT, solely in the first and second quarters (Q1 and Q2) of Year 1 (from July to December 2024), an amount equal to 21 bps multiplied by the Total POS Volume in excess of [*****] of the Total POS Volume Target for Q1 and Q2 of Year 1. For calculation purposes, such amount shall be calculated after the end of Year 1, taking into account the proportion of the Total POS Volume per quarter to determine the volume [*****] of the Total POS Volume Target. The calculation shall be made as follows:

[*****] ((([*****]) + ([*****])) ÷ ([*****]))) X [*****] X ([*****]).

4. COMMITMENTS OF THE CLIENT

4.1. In order to qualify to receive the Incentives set forth in this Agreement, in addition to the other obligations set forth in this Agreement, the CLIENT agrees to reach the Total POS Volume Target defined in the table below:

TOTAL POS VOLUME TARGET (IN R$)

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

NB: Such targets and amounts were freely and previously defined and agreed upon between the Parties.

4.2. In addition to the obligations above, the CLIENT agrees to:

I. Ensure the exclusiveness of the Mastercard Cards of the Mastercard Portfolio under this Agreement, as well as any card product offered by the CLIENT to individuals (“consumer”), from the execution of the Agreement to its expiration and refrain from issuing, directly or in partnership with third parties, cards of any Mastercard Competitors during the Term of Effectiveness of the Agreement, except any other products of the CLIENT targeted at legal entities, self-employed workers and professionals and at the segment of benefits linked to the payment of salaries and similar amounts, including, without limitation, the Worker’s Food Program – “PAT”, the Cultural Voucher Program, the Transportation Voucher Program and assistance/reimbursement allowances defined by Decree-Law No. 5.452/43 – Consolidation of Labor Laws. Failure to comply with this condition shall constitute a severe breach of this instrument, triggering the imposition on the CLIENT of the penalty set forth in Sections 6.3, 6.4 and 6.7.

II. Keep the growth of the Total POS Volume of the Mastercard Portfolio of at least [*****] per Year for the immediately preceding Year. If this does not occur in the then-current Year, a) there shall be no payment of the incentive for the Year of accrual and b) the CLIENT shall reach the Total POS Volume Target for the following Year plus the equivalent of the Total POS Volume Target not reached in the Year of accrual to receive the incentive in subsequent Years.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

III. Develop and submit to MASTERCARD BRASIL for prior approval, on dates agreed upon between the parties during each year of the Term of Effectiveness of this Agreement, an Annual Marketing Plan, for the next year, encompassing strategic initiatives for the continuous growth of the Mastercard Portfolio. The Annual Marketing Plan shall be subject to confirmations, changes, and even cancellation of initiatives during the Year in question, previously defined and agreed between the Parties.

IV. During the first quarter of the term of effectiveness of each Year of the Term of Effectiveness of the Agreement, the CLIENT shall conduct joint planning sessions with MASTERCARD BRASIL, providing it with information relating to the CLIENT’s Business Plan relating solely to the products of the MasterCard Portfolio in the Brazilian territory; provided that the CLIENT shall not be permitted, under any circumstances, to request or access confidential and strategic information for its operations, except for any voluntary provision of any information in this regard by representatives of the CLIENT, it being understood that MASTERCARD BRASIL shall keep strict confidentiality and secrecy regarding such information under the terms of this Agreement. In addition, upon completion of each year of the Term of Effectiveness, the CLIENT will meet with authorized representatives of MASTERCARD BRASIL to jointly analyze and evaluate the performance of the CLIENT, to jointly analyze and evaluate the performance of the CLIENT pursuant to the provisions of this Agreement, for purposes of securing the mutually satisfactory progress of the objectives of this Incentives Program and other initiatives, as mutually agreed between the CLIENT and MASTERCARD BRASIL.

V. The CLIENT shall use the best efforts to provide support to MASTERCARD BRASIL in the development of new business and in the introduction of new programs and other areas to be defined jointly by MASTERCARD BRASIL and the CLIENT, if related to the Mastercard Portfolio.

VII. Annually invest in actions and activities intended to grow the Mastercard Portfolio invoicing;

VIII. The CLIENT agrees that all the Transactions with products of the Mastercard Portfolio shall be forwarded for authorization, clearance and settlement by means of the Banknet and GCMS Systems, or any others that may replace them under MasterCard Operating Policies Manual – “Authorization Manual” and “Settlement Manual”, to be visualized through Online MasterCard System – Member Publication Section;

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

IX. The CLIENT agrees that the Incentives to be received, in accordance with the terms and conditions hereof, shall be exclusively and fully invested in the development of businesses relating to the Mastercard Portfolio payment card products in the Brazilian market, activities that directly benefit the Mastercard Portfolio businesses, such as special campaigns and promotions for the sale and activation of the Mastercard Cards (special campaigns and promotions of sales of the Cards in all points of sale of the CLIENT, in the printed or electronic media, via telemarketing, direct mail or any other means, including electronic means and sponsorships of cultural or sports events), campaigns for the retainment or return of clients, special promotions of the Cards on commemorative occasions used by the commerce in general or any other activity the direct purpose of which is the development of the Mastercard Portfolio and which is of common interest to the Parties and/or new products and solutions contained in the Mastercard Portfolio, whether or not linked to Card trails. The CLIENT shall not use any Incentives for the benefit of any product under other card brand other than the “Mastercard” Brand, including, without limitation, any Mastercard Competitor. Any use by the CLIENT of amounts resulting from any Incentives for purposes different from those provided for herein is deemed a material violation of this Agreement.

X. The CLIENT shall provide support, encourage and retain all cards of the Mastercard Portfolio and maintain all Mastercard Cards and their respective portfolios, observing all management policies of the CLIENT from the operational, risk, credit and other perspectives, such as cards with the “Mastercard” Brand during the Term of Effectiveness of this Agreement. Except as specifically and expressly requested by the cardholder, the CLIENT shall not convert any Mastercard Cards (without considering when or by which entity such card has been issued, either before or during the Term of Effectiveness of this Agreement), into a new card with any other brand, except for other cad with the “Mastercard” Brand.

XI. Mastercard Rules. The rights, obligations, terms, and conditions set forth in this Agreement are supplemental to and do not replace, for any legal purposes, any of the rights, obligations, terms and conditions between the CLIENT and MASTERCARD BRASIL contained in the Mastercard Rules available in Mastercard Connect. In the event of any inconsistency between the provisions of this Agreement and the Mastercard Rules and other related rules, the Mastercard Rules shall prevail. The CLIENT shall use all efforts required to cause its employees to comply with and apply the Mastercard Rules. If the CLIENT fails to perform any obligations set forth in this section, it shall be deemed a material and severe violation of this Agreement, and, in addition to any other remedies available to MASTERCARD BRASIL under this Agreement in accordance with the law, MASTERCARD BRASIL shall not be required to pay Incentives to the CLIENT.

5. PAYMENTS

5.1. Payments. Unless otherwise specifically provided for in this Agreement, all the Incentives shall be made available within [*****]days from the date of verification of compliance with the respective Target and/or obligation, as stipulated hereof. As a rule, except as otherwise set forth herein, the payments shall be made via Mastercard Consolidated Billing System –MCBS, unless a different method is specified in this Agreement for each Incentive, or otherwise mutually agreed between the Parties.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

5.2. Reports and Audits. As a condition of the MASTERCARD BRASIL obligations to make available the Incentives annually as specified in Section 1 of this Agreement after the end of each calendar quarter (Jan/Mar, Apr/Jun, Jul/Sep and Oct/Dec – “Performance Quarters”), the CLIENT shall report in detail, in accordance with the applicable Mastercard Worldwide rules, in the “QMR” Quarterly Reports, the information relating to the actual number of Cards and Accounts issued or converted, the total number of Cards and Accounts issued (specifying the International Use Accounts and the National Accounts, if any) and the Invoicing Volume relating to the previous Performance Quarter, classified by Card modality. The “QMR” Quarterly Report may contain other additional information, provided this is previously agreed between the CLIENT and MASTERCARD BRASIL, as they are requested from time to time by MASTERCARD BRASIL, provided that the CLIENT is previously notified in this respect. For the purpose of verifying such information and the compliance with this Agreement by the CLIENT, MASTERCARD BRASIL and its designated Independent Auditors shall have the right to audit the books and registers of the CLIENT, exclusively in relation to any information contained in such reports, upon giving a notice thirty (30) days in advance to the CLIENT in relation to the scope and nature of such analysis. MASTERCARD BRASIL shall bear all costs related to such audit procedures, and the CLIENT agrees to collaborate and obtain the full cooperation of its independent auditors and other personnel required so that such audit may be conducted by MASTERCARD BRASIL. In the event such audit is not conducted by Independent Auditors, the CLIENT shall have the right to have the audit verified or confirmed by an Independent Auditor firm selected by MASTERCARD BRASIL and the CLIENT by common agreement. In the event any audit determines a discrepancy or overpayment or underpayment of any amounts due hereunder, the Party in question shall immediately pay to the other Party all amounts identified in the audit as due or payable to the other Party as a result thereof. In the event that any audit identifies a discrepancy of underpayment by the CLIENT in excess of [*****] of the Issuer Fees (“Mastercard fees”) due by the CLIENT in relation to any civil quarter, the CLIENT will reimburse MASTERCARD BRASIL for all out of pocket expenses for the audit and auxiliary activities.

5.3. Non-compensatory fines for non-achievement of targets or obligations (clawback): Any Incentives, other amounts in cash or benefits supplied by MASTERCARD BRASIL at any time, which exceed or constitute an advancement of the Incentives accumulated from time to time, shall be contingent upon future compliance and shall be offset against amounts of Incentives which may be acquired by the CLIENT. MASTERCARD BRASIL may charge from the CLIENT any amount that may be advanced, if further determined that the CLIENT would not be entitled to such amount or amounts, whether as a difference or in full, in view of non-compliance, underperformance or violation of the terms of this Agreement, MASTERCARD BRASIL may carry out the proper cancellation by means of the MCBS (Mastercard Consolidated Billing System) account or by any other means considered appropriate, if necessary, at any time during the Term of Effectiveness or even after termination of the Agreement. This right is in addition to any other right or recourse MASTERCARD BRASIL may have in court pursuant to the provisions of this Agreement.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

5.4. Calculations of Incentives. Notwithstanding any provision to the contrary herein, in order to prevent duplicate payment of Incentives relating to Cards and all the Transactions and volumes associated therewith, the Parties agree that the calculation of Incentives shall exclude the amounts payable under this Agreement if (i) such Cards, Transactions, or volumes are subject to any other incentive benefit, support, or incentive agreement, between MASTERCARD BRASIL and the CLIENT, or between MASTERCARD BRASIL and other entity that is not set forth in this Agreement, or (ii) the CLIENT or another entity, as a successor to an Acquired Institution or Acquired Portfolio, receives now or in the future, under any Incentive condition, support, or agreement between MASTERCARD BRASIL and such Acquired Institution or its Affiliates or the assignor of such Acquired Portfolio with respect to such Cards, Transactions, or volume. The benefits and support mentioned in item (i) above shall not include any benefits directly relating to the products and/or to any additional support that may be provided by MASTERCARD BRASIL during the Term hereof, subject to any Agreements in addition to or different from this Agreement which MASTERCARD BRASIL may enter into with the CLIENT as part of marketing/promotional Activities relating to such products. All payments made under this Agreement shall be made in Reais.

6. TERM OF EFFECTIVENESS OF THE AGREEMENT AND TERMINATION

6.1. The Term of Effectiveness of this Agreement starts retroactively on July 1, 2024 and ends on June 30, 2031. It is hereby agreed that the obligations contained in the Confidentiality Section and in the General Conditions Section hereof shall survive after the expiration or termination hereof as provided in the respective sections. The duration of each Year of this Agreement shall be as established in item “B” of Exhibit 1.

6.2. If MASTERCARD terminates this Agreement without cause, the CLIENT shall have no lien, including, without limitation, return of the amounts paid under this Agreement, unless otherwise provided herein.

6.3. If the CLIENT terminates this Agreement without cause or violates the exclusiveness set forth herein, the following penalties shall be imposed on the CLIENT:

●	If the abovementioned termination occurs before the end of Year 1, the CLIENT shall reimburse MASTERCARD BRASIL for all Incentives already made available by such date, plus a fine in the amount of [*****]of all Incentives already made available by such date, minus any fines already imposed. Payment of the aforementioned fine shall be made as follows: [*****];

●	If the abovementioned termination occurs between Year 2 and the end of Year 5, the CLIENT shall reimburse MASTERCARD BRASIL for all Incentives already made available by such date, plus a fine in the amount of [*****] of all Incentives already made available by such date, minus any fines already imposed. Payment of the aforementioned fine shall be made as follows: [*****]; and

●	If the abovementioned termination occurs between Year 6 and the end of Year 7, the CLIENT shall reimburse MASTERCARD BRASIL for all Incentives already made available by such date, minus any fines already imposed.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

6.3.1. If the CLIENT reaches the accumulated POS Volume Target for Years 1-7 of the agreement in advance and elects to terminate without cause, the penalties set forth in section 6.3 above shall not apply, except in the event of violation of exclusiveness set forth in this Section 6.3 while this Agreement is in force. This section shall apply solely to the CLIENT’s current Mastercard Portfolio, it being understood that no volumes of portfolios acquired in mergers and acquisitions by the CLIENT shall be taken into account.

6.3.2. Payment of the penalties set forth herein shall be made to MASTERCARD BRASIL within [*****]days after receipt of specific notice.

6.4. The following shall constitute just cause for immediate termination of this Agreement by either Party, irrespective of any prior warning or notice:

I. The default of any of the obligations provided for herein by any of the Parties, in case it is not duly complied with or cured within [*****] days after notice of such fact by the non-defaulting Party to the defaulting Party;

II. The proven insolvency from any of the Parties evidenced by any granted request for judicial or extrajudicial reorganization or adjudication in bankruptcy.

6.5. MASTERCARD BRASIL shall be entitled to immediately terminate this Agreement, upon prior express notice to the CLIENT by means of prior express notice, in the following events:

I. If the CLIENT becomes subject to the control of any non-Affiliated third party through an asset purchase, spin-off, merger, consolidation, or any other type of corporate restructuring but fails to give notice thereof to MASTERCARD BRASIL within [*****] from the date of the transaction, and the new controlling shareholder or legal successor of the CLIENT (i) demonstrably unable to perform the obligations set forth herein, (ii) may lead MASTERCARD BRASIL to suffer reputational damage as a result of such change of control, (iii) is a direct competitor of MASTERCARD BRASIL or its affiliates, including, without limitation, a competitor trademark, or (iv) is subject to any restriction on doing business with companies in the United States of America due to its inclusion in the list disclosed by the Office of Foreign Affairs of the U.S. Department of the Treasury; or

II. If the CLIENT, through any commercial or financial transaction, sells, transfers, assigns in any manner, or pledges to any non-Affiliated third party, whether or not a Mastercard Competitor, the Mastercard Cards portfolio, wholly or in part, without the prior and express authorization from MASTERCARD BRASIL;

III. In case of termination of the License Agreement entered into by and between the CLIENT and MASTERCARD INTERNATIONAL, INCORPORATED and/or the Instrument of Participation in the Payment Arrangements and Services Retainer entered into by and between the CLIENT and MASTERCARD BRASIL.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

6.6. The Parties may, upon prior mutual agreement, terminate the Partnership by means of a Mutual Rescission, in which the bases for termination shall be negotiated.

6.7. Upon termination with cause pursuant to the provisions of items 6.4 or 6.5 of this Agreement by the sole fault of the CLIENT, the latter shall reimburse all Incentives already provided by such date, plus a fine in the amount of [*****] of all Incentives already made available by such date, minus any fines already imposed. Payment of the aforementioned fine shall be made as follows: [*****].

7. ACQUIRED CARDS

7.1. General Condition - if the CLIENT purchases the cards portfolio from another entity (the “Acquired Party”) by means of a consolidation, merger, spin-off, joint venture, purchase of portfolio or other acquisition of any kind (including, but not limited to, the right to operate and manage these cards – named “Acquisition Transaction”), after the Term of Effectiveness of this Agreement, these Cards shall be referred to as “Acquired Cards”, and they shall be subject to this Agreement after the closing of the acquisition transaction, as set forth in this section.

7.2. Acquired Mastercard Cards - if the Acquired Cards are Mastercard cards and:

(i) they are subject to a benefit, support or incentive agreement with MASTERCARD BRASIL, such acquired Mastercard Cards and all respective transactions and associated volumes shall be excluded from this Agreement and shall remain subject to such benefit, support or Incentive in accordance with their own terms until the expiry / termination of such agreement or until MASTERCARD BRASIL and the CLIENT mutually agree on a different date in writing, in which case the Parties shall discuss the terms acceptable for inclusion of the Acquired Mastercard Cards and of all associated transactions and volumes within the scope of this Agreement.

(ii) they are not subject to a benefit, support or Incentive agreement with MASTERCARD BRASIL, these Acquired Cards may be an integral part of this Agreement and have the volume(s) generated thereby considered in this Agreement after MASTERCARD BRASIL and the CLIENT mutually agree in writing with the terms of having the Acquired Mastercard Cards becoming an integral part of this Agreement.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

7.3. Acquired Cards from a competitor brand. If the Acquired Cards fall under the definition of Credit Cards, Debit Cards or Pre-paid Cards, but are issued, managed or offered by the Acquired Party as Competitor Cards (“Competitor Linked Cards”):

(i) The CLIENT shall use its best efforts for the Acquired Cards to be converted into Mastercard Cards within [*****] as from termination of the Acquisition Transaction, unless the Acquired Cards are subject to a contractual obligation that prevent their conversion into Mastercard Cards that: (a) a binding written agreement to which the Acquired Party was a party was formalized before the closing of the Acquisition Transaction and this Agreement; (b) After execution of this Agreement, the CLIENT has not persuaded, influenced or induced, directly or indirectly, the holder of the card that requests a card of another brand; and (c) the CLIENT, in the capacity as successor to the Acquired Party, is not entitled to terminate without jeopardizing or incurring financial penalties within the scope of the preexisting agreement; and (d) the CLIENT shall not make any new issues of cards with a brand other than “Mastercard” except for re-issues of Acquired Cards for the final term of effectiveness of the specific payment credential (plastic or virtual card).

(ii) The CLIENT may present to MASTERCARD BRASIL the conditions for termination of any obligations that prevent conversion of the Acquired Cards into Mastercard Cards, and MASTERCARD BRASIL may, at its sole discretion, choose to reimburse the CLIENT for any financial penalties directly related to the removal of this preexisting obligation, in which case the CLIENT shall immediately cause such removal and make the conversion within [*****].

(iii) After the conversion of competitor acquired cards in accordance with this Section 5, all Volume and the transactions generated by these converted cards shall be automatically included in this Agreement.

8. DISPOSAL, ASSIGNMENT OR TRANSFER OF THE MASTERCARD PORTFOLIO

8.1. In the event that the CLIENT wishes to dispose or transfer (upon transaction of sale of assets, portfolio transfer, sale of shares, merger or consolidation, by operation of law or otherwise), any portfolios from the Mastercard Portfolio to any third party, the CLIENT agrees to expressly ensure that all the obligations detailed herein be binding on and expressly undertaken by the assignee or successor and shall also establish in the legal instrument resulting from the disposal or transfer of any portfolios from the Mastercard Portfolio that MASTERCARD BRASIL shall be entitled to enforce such obligation to maintain the Brand directly against the beneficiary assignee/successor (and no act or omission of the CLIENT shall be deemed a defense to that effect). The duty to expressly insert such obligations in any assignment agreements shall apply except to companies belonging to the same business group as the CLIENT, in which case notice of any intragroup assignments shall be given to MASTERCARD BRASIL.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

9. CONFIDENTIALITY

9.1. During the Term of Effectiveness and from an additional [*****] from the date of [*****] termination of the Agreement, unless such information qualifies as trade secrets, in which case it shall be kept secret throughout the period in order to keep the information as trade secrets, if so duly identified, MASTERCARD BRASIL and the CLIENT shall keep confidential all the Confidential Information received from the other Party in connection with this Agreement. The Parties shall not use the information (i) of a technical, financial or business nature or materials provided by a party “Disclosing Party” to the other party “Receiving Party” in connection with the Agreement, whether or not confidential, orally or in physical format, if identified as confidential; (ii) that the disclosing Party expressly identifies in writing as exclusive and/or confidential; or (iii) that, by the nature of the circumstances involved in the disclosure, should have been treated as exclusive and/or confidential (“Confidential Information”) in good faith, except in accordance with the terms of this Agreement. None of the Parties shall disclose to any third party any Confidential Information without the express and prior consent in writing of the other Party, except upon any judicial or administrative orders or summons. Such Confidential Information shall be disclosed solely to the persons with a reasonable need to know within their companies (provided that the confidentiality obligations contained herein are binding on such persons). Such Confidential Information shall not be disclosed to third parties without the prior and express consent of the other disclosing Party. However, any Party may disclose such Confidential Information to its auditors, regulatory bodies, members of the Board of Directors and the Executive Board or to in-house and external attorneys, provided that said persons are informed of and comply with the obligations contained in this section. The “Confidential Information” shall not include information that: (i) is already in possession of the receiving Party or is known by the receiving Party at the time of receipt thereof, without violation of any obligation binding on the disclosing Party; (ii) is of public knowledge without having been subject to an undue act from the receiving Party; (iii) has been legally received by a third party, provided that the receiving Party complies with any restrictions imposed by any third parties; (iv) is disclosed by the receiving Party on account of a requirement from a court decision, government agency or other applicable laws or rules or is disclosed with regard to any dispute resolution in accordance with this Agreement; or (v) has been created by the receiving Party independently from this Agreement.

9.1.1. The provisions of this section supersede the confidentiality obligations contained in any previous communications between the Parties hereto with regard to the subject matter hereof. The parties acknowledge that, in the event of breach by any of the Parties of the provisions of this section, the non-breaching Party may suffer immediate and irreparable damage that may not be fully remedied by pecuniary indemnities. Therefore, in addition to any right of recourse or of termination set forth herein that the non-breaching Party may have pursuant to applicable laws, the non-breaching Party shall be entitled to file a preliminary injunction against any breach before any Court with jurisdiction over the matter and the other Party hereby waives any requirement for the Party filing said proceedings to post a bond or another commitment in accordance with the claim in said injunction. In the event of any breach resulting in a claim from any third parties, the breaching Party shall indemnify, defend and hold the non-breaching Party harmless from any claims, interest, disbursed expenses (including reasonable fees of counsel at lower courts and appellate courts), fines and costs arising from said claim(s) from third parties.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

10. LEGAL REPRESENTATION AND WARRANTY

10.1. By this Agreement, each Party represents and warrants that it has all powers and authorizations required to execute this instrument and, when signed and delivered, this Agreement shall contain its respective legal, valid and binding obligations, enforceable in accordance with all its terms. The CLIENT warrants to MASTERCARD BRASIL that it is legally empowered by its respective By-Laws to power (sic) all its Affiliates to the obligations set forth in this Agreement.

11. TAXES

11.1. Each Party shall be individually liable for its respective Taxes, in the form of the applicable tax law, on any income, gross revenue, franchise or similar taxes on the commercial activity levied by any country, State or location on its own income or receipts, as well as for any taxes on property or amounts and any interest or associated penalties imposed by Law. All payments made, the consideration provided and the price for the services provided by the Parties under this Agreement includes all applicable taxes on sales, tax on the use, consumption, occupation, goods and services, or any other similar tax or fee.

12. GENERAL CONDITIONS

12.1. Notices and Communications. Any written notice, communication, documentation or statement required or that needs to be sent to any of the Parties hereunder shall be deemed duly sent at the time of personal delivery or receipt, including by electronic means, at the respective addresses of each of the Parties set forth below or at other addresses that may be subsequently designated with a notice sent by any of the Parties. The following are hereby established by the Parties as official means of contact for the purposes hereof:

A – By MASTERCARD BRASIL:	[*****]
[*****]
[*****]
[*****]
B – By the CLIENT:	[*****]
[*****]
[*****]

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

12.2. Irrevocability. This Agreement is executed irrevocably and irreversibly and shall be binding on the Parties and any successors. The rights and obligations of the Parties under this Agreement shall be binding on and shall inure to the benefit of each of the Parties and its respective successors and assignees. However, none of the Parties may assign any of its respective rights and obligations to any third parties without the prior and express authorization from the other Parties, and the CLIENT shall be exempted of the need for authorization whenever the assignment or transfer is made to companies of the same economic group or with which the CLIENT has a corporate relationship as controlled, controlling or associated company or in which the controlling company of the CLIENT participates as shareholder or stockholder, nor may any Party assign its rights hereunder to a wholly-owned subsidiary thereof. If any person acquires any equity interest in this Agreement or in the subject matter hereof in any way, whether by voluntary or involuntary transfer, by operation of law or in any other way, such equity interest thus acquired shall be deemed subject to all the terms and conditions of this Agreement and, upon acquiring or holding such equity interest, such person shall be conclusively regarded as having undertaken all the terms and obligations of this Agreement.

12.3. No Waiver. Any failure to comply or delay in complying with any provisions of this Agreement by any of the Parties hereto at any time or their failure to exercise any rights set forth in this Agreement or their failure to require compliance with any of the provisions of this Agreement at any time shall not, in any way, be deemed a waiver of such provisions of this Agreement. Except as otherwise expressly set forth in this Agreement, no waiver shall be effective unless it is made in writing. No act, conduct or course of negotiation of any of the Parties and no failure, refusal or impediment to perform any act by any of the Parties shall be deemed any modification of or amendment to the terms and conditions of this Agreement.

12.4. Any invalidation, severability. If any section of this Agreement is deemed unenforceable or invalid for any reason by any legislation or court decision, such unenforceability or invalidity shall not affect any other provisions of this instrument, which shall then be construed as if the section deemed unenforceable or invalid had never existed herein. In such event, the Parties shall immediately start negotiations in good faith to substitute said section and to create an alternative provision reflecting the intentions and purposes of the excluded section.

12.5. Act of God or Force Majeure. None of the Parties shall be held liable for any delay in compliance or for noncompliance with obligations inasmuch as said delay or noncompliance results from acts of God or force majeure, as defined in the sole paragraph of article 393 of the Brazilian Civil Code (Law No. 10.406, dated January 10, 2002). Upon occurrence of any condition of acts of God or force majeure, the affected Party shall send a notice in writing to the other Party stating the nature of the condition of acts of God or force majeure and the measures that the affected Party will immediately adopt in order to reduce or avoid the effects of such condition as well as the expected duration of the delay. Subsequently, the term of compliance with the acts and obligations that have not been complied with on account of said condition (and any other acts or obligations corresponding to the non-defaulting Party) shall be extended for the duration of the condition of acts of God or force majeure occurred, provided that the defaulting Party has exerted its best efforts to overcome or resolve the condition of acts of God or force majeure and the consequences thereof.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

12.6. Change in Control. In case any Party or its controlling shareholder undergoes any corporate transaction that results in a change of its corporate control, such Party or its legal successor shall be subject to all terms of this Agreement, and such Party or its legal successor shall be bound by and be required to comply with all the terms and obligations set forth herein. Unless otherwise provided in writing, it is hereby agreed that MASTERCARD BRASIL shall not be required to provide any Incentives or other benefits under this Agreement, and its successor shall have no rights against MASTERCARD BRASIL with respect to this Agreement if, upon a change of Control, the legal successor of the CLIENT: (i) is unable to perform the obligations set forth herein; (ii) is able to cause MASTERCARD BRASIL to suffer reputational damage as a result of such change of Control; (iii) is a Competitor of Mastercard or its Affiliates; or (iv) is not authorized or licensed to manage Mastercard Cards or programs in accordance with the Mastercard Rules or is not in compliance with the Mastercard Rules.

12.7. Entire Agreement. This Agreement is the entire agreement and understanding between the Parties with regard to the obligations and rights set forth herein and it supersedes all the other previous agreements between the Parties with regard to this Incentive Program. No full or partial modification or waiver of or amendment to the terms and conditions of this Agreement shall be binding on the Parties, unless it has been made by an Instrument of Amendment duly executed by the authorized representatives of the Parties.

12.7.1. Termination of the Strategic Alliance and Incentives Program Agreement entered into on December 29, 2020 (“Terminated Agreement”). In view of the execution of this Agreement, the Parties agree to terminate the Strategic Alliance and Incentives Program Agreement entered into on December 29, 2020 (the “Terminated Agreement”), the effects of which are retroactive to July 1, 2024, and MASTERCARD BRASIL shall make, for the purpose of full discharge of the amounts due under the Terminated Agreement, the payment of an amount of [*****] in relation to the Connectivity Fee for the period from July 1, 2023 to August 16, 2023. Payment of the abovementioned amount shall be made within [*****] after the execution of this Agreement. In addition, the amounts made available by way “Core Fee Discount Incentive” (section 2.a of the Terminated Agreement) for the months of July to (and including) September 2024, shall be refunded through the MCBS (Mastercard Consolidated Billing System) account or by any other means that MASTERCARD BRASIL deems appropriate, if necessary.

12.8. Independence of the Parties. The Parties undertake to comply with any legislation and regulations and normative acts applicable to this Agreement. The Parties shall comply with their respective obligations hereunder as independent contractors and no provisions contained in this Agreement shall be construed as creating any employment bond, partnership, or relationship of principal and agent or employer and employee between the Parties hereto nor shall they grant the Parties any express or tacit right, power or authorization to be binding or to create any duty or obligation binding on the other Party.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

12.9. Compliance with the antibribery and anticorruption laws. Compliance with the antibribery and anticorruption laws. Each Party shall comply with and warrant that they and each of their subcontractors and employees comply with all antibribery and anticorruption laws applicable to the business relationships, as well as with any regulations relating to any of said laws. The Parties warrant that they and each of their respective employees, subcontractors, and personnel, with respect to the activities contemplated herein, in an SOW or in relation to any other business activities involving the Parties: (i) they have not made, promised, or offered and will not make, promise, or offer any payment or the transfer of any amount or any other advantage, directly or indirectly, by means of a representative, intermediary agent or otherwise, to any public official (as defined below) or to any other person for the purpose of unduly influencing any action, failure to act, or decision of said public official or individual, or guarantee an undue benefit to help the Parties to obtain or retain business; or (ii) they have neither accept nor will accept anything of value from any third party that seeks to influence any action or decision of the Parties or the purpose of which is to guarantee undue benefit to said third party.

“Public official” is defined as any employee or official of the government of a country, state, or region, including any federal, regional, or municipal government, department, body, or company owned or controlled by such government, any employee of a public party, any official or employee of an international public company, any person acting in the capacity as employee for or in the name of any entity of this kind and any candidate for political office. The violation of this clause will be a substantial violation of this Agreement.

12.10. Principles of integrity and good faith. This Agreement, which is entered into between the Parties within the principles of probity and good faith and without any defect of consent, may be executed in one or more counterparts of equal contents and form, each of which deemed as a whole shall become a single original document.

12.11. Intellectual Property and Trademarks. The Parties acknowledge that the trademarks and logos to be used hereunder are registered trademarks of Mastercard International, Inc. or of the CLIENT, each of which hold all the intellectual property rights in connection with its respective trademarks. Each party acknowledges with regard to the trademarks and logos of the other Party that there is no implicit assignment of licenses of industrial or intellectual property rights hereunder. Each of the Parties also acknowledges that the other Party’s trademarks and logos are a highly valuable asset; therefore, each Party undertakes to respect them and protect them, thereby refraining from directly or indirectly using them for any purpose other than the purposes expressly permitted in this Agreement. Moreover, in the case of MASTERCARD BRASIL, the Mastercard trademark shall follow the forms, colors, standards, size and localization previously accepted and defined by MASTERCARD BRASIL, including the Mastercard trademark guidelines contained at brand.mastercard.com. The undue use by any of the Parties of the other Party’s trademarks and logos shall cause immediate termination of this Agreement, without prejudice to the adoption of applicable judicial and extrajudicial measures as well as to applicable indemnities.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

12.12. Indemnity. Each of the Parties (“indemnifying party”) undertakes, at its expense, to defend, protect, indemnify and hold the other Party, its Affiliates, as well as any of its respective shareholders, directors, officers, employees and agents (jointly, “indemnified party”) harmless from any claims, liabilities, obligations, actions, proceedings, direct and exclusive damages arising from any proven act or omission from the indemnifying party or from any of its employees, agents and subcontractors in connection with the subject matter of this Agreement and from any and all expenses (including reasonable fees of counsel), court decisions, fines, costs, amounts paid on account of losses or damages incurred by the indemnified party or its Affiliates. The indemnifying party shall send an immediate notice to the indemnified party of any event or circumstance deemed to cause an indemnity obligation and the indemnified party shall cooperate with the indemnifying party in the defense and resolution thereof. The Parties acknowledge and agree that the indemnities set forth in this section shall not, under any circumstances, exceed the aggregate global value of this Agreement, which shall remain limited, and the Parties shall not be held liable for any indirect or punitive damages, even if arising from negligence or willful misconduct. The limitation of liability set forth in this section shall not apply to any breach of confidentiality or infringement of intellectual property, which shall survive any termination of the Agreement and shall not be limited for indemnification purposes, subject to the Law, through the appropriate proceedings.

12.13. Applicable Law and Jurisdiction. This Agreement shall be governed by the Laws of the Federative Republic of Brazil. The Parties agree that any doubts or disputes arising out of the performance of and compliance with this Agreement, which have not been settled between the Parties within the principles of ethics and good faith governing their commercial relationship, shall be subject to the Courts of the Central Courthouse of the Judicial District of São Paulo, State of São Paulo, and the Parties expressly waive any other court however privileged it may be.

12.14. Electronic signature. The Parties agree that this Agreement may be electronically signed, as permitted by the applicable law, provided the legal requirements for such signature modality are present, in which case the Parties represent, for any and all legal purposes, that they are aware of and agree to electronically sign this Agreement by means of electronic signature.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

In witness whereof, the Parties execute this instrument by its legal representatives in two (2) counterparts of equal contents and form, before two witnesses, for all the legal purposes, and this instrument is binding on their representatives and any successors or assignees.

São Paulo, SP, October 3, 2023.

Adobe Acrobat Signed by:

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA.

Adobe Acrobat Signed by

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA.

Adobe Acrobat Signed by:

PICPAY BANK – BANCO MÚLTIPLO S.A.

Adobe Acrobat Signed by:

PICPAY BANK – BANCO MÚLTIPLO S.A.

WITNESSES:

Adobe Acrobat Signed by:

Adobe Acrobat Signed by:

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

EXHIBIT 1 – DEFINITIONS

1. DEFINITIONS OF THE CONTRACTUAL TERMS

1.1. The following definitions in bold, whether in the singular or in the plural, are hereby adopted for the perfect understanding and interpretation of this Agreement:

A. Affiliate – With regard to any of the Parties, any other individual or legal entity that, whether directly or indirectly, through one or more intermediaries, controls or is controlled or is under the common control of said individual or legal entity. The expression “control” (including its related meanings “controlled by”, “under common control of”) means direct or indirect possession of the power to elect the majority of the managers and to conduct the corporate activities as well as to guide the operation of the company’s bodies and its policies (whether by owning securities or equity interest or other property rights by virtue of a voting Contract or agreement or by any other means, as defined in article 116 of Law No. 6.404/76 – the Corporation Law).

B. Year – Intervals according to the table below:

Year 1	Year 2	Year 3	Year 4	Year 5	Year 4	Year 4
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

C. Independent Auditor - An internationally recognized audit firm, designated by MASTERCARD BRASIL, among the following: PriceWaterhouseCoopers, EY, Deloitte or KPMG.

D. Mastercard Cards or Card –The portfolios of Mastercard-branded cards and various Mastercard products.

E. Mastercard Competitor – Any other national or international company or franchise, with a business purpose or commercial activities directly or indirectly involving the business of exploration of payment cards of any kind, or any other electronic means of payment, such as mobile payment, contactless cards, prepaid cards, virtual cards etc., in any types, made available in the Brazilian territory to consumers in general, whether individuals or legal entities, government or other entities. For the purposes of the CLIENT’s relationship with MASTERCARD BRASIL, it is hereby agreed that PicPay Instituição de Pagamento S.A. shall not be deemed a “Mastercard Competitor” only while acting as a closed payment arrangement provider based on a prepaid and/or postpaid payment account the purpose of which is to issue prepaid and/or postpaid payment instruments under the “PicPay” brand, without intermediation and/or provision of services by other open arrangement providers, for exclusive use within the PicPay ecosystem in PicPay closed arrangement transactions and without the use of any card credentials from other open arrangements or open arrangement trails in any way.

F. Account – The account related to each Mastercard Card.

G. Acquiring Company – A company licensed by Mastercard International, Inc., within the Brazilian territory or abroad, the purpose of which is to review and accredit merchants or service providers (“Merchants”) from various segments and industries, located in various regions of the Country or abroad, for acceptance of “Mastercard” Brand cards in payment Transactions for goods and/or services. such companies also exercise Transaction capturing, routing, transmission, and processing activities.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

H. Incentives – The funds of financial and non-financial nature defined in Section One hereof to be made available by MASTERCARD BRASIL to the CLIENT pursuant to the terms and conditions hereof.

I. Trademarks and logos of Mastercard International, Inc. – “MASTERCARD”, “MASTERCARD MAESTRO”, “REDESHOP”, “MASTERCARD ELECTRONIC”, “MAESTRO”, “CIRRUS”, “MASTERCARD PAYPASS”, “MASTERCARD MOBILE”, “MASTERCARD INCONTROL”, and any other trademarks and logos under the “Mastercard” Brand.

J. Mastercard Portfolio – The portfolios of cards issued and managed by the CLIENT and targeted at individuals (consumer) with the “Mastercard” and “Maestro” brands, in the Consumer Credit Gold, Platinum, Black and Prepaid Single Message Consumer modalities with Contactless technology, excluding any other products of the CLIENT targeted as legal entities, self-employed workers and professionals and at the segment of benefits linked to the payment of salaries and similar amounts, including, without limitation, the Worker’s Food Program – “PAT”, the Cultural Voucher Program, the Transportation Voucher Program and assistance/reimbursement allowances defined by Decree-Law No. 5.452/43 – Consolidation of Labor Laws.

K. Incentives Program – Special plan for strategic development adopted by MASTERCARD BRASIL in a strategic alliance with a licensed financial or non-financial institution, issuer of payment cards with the “Mastercard” Brand, in which the availability of financial funds and other incentives are stipulated for a definite period of time, provided that all the various commitments undertaken by the issuing entity, aiming at the sale, activation and use of payment cards with the trademarks and logos of Mastercard, stimulating the invoicing and addition of portfolios, as defined solely in Sections One and Two of this Agreement.

L. MasterCard Acceptance Network – Set of commercial establishments and service providers, of various segments and activities, located in various regions of Brazil and abroad, duly accredited by an Acquiring Company for the acceptance of cards with the “Mastercard” Brand in Transactions of payment in the acquisition of assets and/or services to be verified by the Banknet and GCMS (“Mastercard Global Clearing Management System”) Systems.

M. Mastercard Rules – A set of Rules, manuals, bulletins, and any other files published by Mastercard intended to define the conditions for the operation of its payment arrangements and products.

N. Banknet and GCMS (“MasterCard Global Clearing Management System”) Systems – Global systems of MasterCard International, Inc./MASTERCARD BRASIL for management, processing and settlement of Transactions with the “Mastercard” Brand payment cards, integrating transactions between establishments of the MasterCard Acceptance Network, financial institutions issuers and Owners of “Mastercard” Brand cards.

O. Mastercard Transactions or Transactions – Means transactions carried out with Mastercard Cards, including in the Contactless modality, which were managed, processed and settled by the analysis process known as Banknet and GCMS (“Mastercard Global Clearing Management System”) Systems.

P. MASTERCARD BRASIL – Means Mastercard Brasil Soluções de Pagamento Ltda. and any of its Affiliates, in accordance with item “A” of Exhibit 1.

Q. Total POS Volume – Total POS Volume is understood as the Billing volume measured in the twelve (12) month period of each Year, as indicated in item B of this Exhibit, originating from transactions carried out with the Mastercard Portfolio and processed in the Banknet and GCMS (“MasterCard Global Clearing Management System”) Systems, excluding withdrawal transactions.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

EXHIBIT 1 – MASTERCARD ADVISORS TERMS AND CONDITIONS

Master Services Agreement of Mastercard Advisors (this “Agreement”)

Effective Date: Date of latest signature in the Schedule to which this Agreement is bound

Between

Mastercard Brasil Soluções de Pagamento Ltda.

Condomínio Rochaverá

Nações Unidas Avenue, 14.171, 19th and 20th floors, Vila Gertrudes.

Zip Code: 04794-000 – São Paulo/SP.

Brazil

CNPJ/ME under the n. 05.577.343/0001-37

(“Mastercard”)

PICPAY BANK - BANCO MÚLTIPLO S.A.

Manuel Bandeira Avenue, 291, Atlas Office Park building,

Vila Leopoldina, in the city of São Paulo, State of São Paulo, Zip Code: 04568-020, registered under the CNPJ/ME No. 09.516.419/0001-75.

(“Client”)

1. Products/Services

1.1. Mastercard will provide to Client the products or services described in a Schedule to this Agreement (“Services”), which the Parties may enter into from time to time, and upon mutual execution and delivery thereof, pursuant to the terms and conditions of this Agreement and such Schedule. A Party’s Affiliate (as defined below) may also enter into a Schedule from time to time, in which case the terms herein shall apply to such Affiliate as if it were the respective original Party to this Agreement. In the event that a Client Affiliate ceases to be an Affiliate of Client, any Schedule executed by such entity may continue until completion, but no further Schedules may be entered into by such entity. Unless otherwise stated in a Schedule, in the event of a conflict between this Agreement and such Schedule, such Schedule prevails. “Affiliate” means, with respect to a Party, a legal entity with regard to which such Party controls, directly or indirectly, the management and policies or the appointment of the majority of the directors of such legal entity, or that such Party is under such control by, or that is under such common control with such Party.

1.2. Mastercard will ensure that all Services be performed by qualified individuals in a professional and workmanlike manner. Mastercard may also use the services of third parties (“Mastercard Suppliers”) or its Affiliates in providing the Services.

1.3. All insights, reports, and other materials provided by Mastercard in connection with the Services (“Deliverables”) may be developed using data, databases, systems, tools and information contained in the Mastercard Data Warehouse, which is comprised of information provided by third parties and may contain certain errors, omissions or inaccuracies. Subject to Section 1.5, Mastercard shall have no responsibility for any errors, omissions or inaccuracies in the underlying data from the Mastercard Data Warehouse or data otherwise provided by or on behalf of Client or any third party.

1.4. Mastercard is not providing the Deliverables as investment advice. Mastercard is not, and Client agrees that Mastercard is not, providing legal, regulatory, tax or financial advice in connection with any Services or Deliverables. Client acknowledges and agrees that Mastercard is making no representation or warranty with regards to Mastercard’s business operations.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

1.5. Mastercard represents and warrants that its provision of the Services as set forth in a Schedule, are permitted under (x) all applicable laws and regulations, and privacy policies or other statement or disclosure, and (y) the terms of Mastercard’s contracts with its customers, contractors, suppliers or other third parties.

1.6. Client is responsible for: (i) obtaining all consents, information and materials from third parties (other than from Mastercard Suppliers) necessary for Mastercard to provide the Services, or as otherwise required in a Schedule; and (ii) Client’s use of and/or operation of all Deliverables as well as its implementation of any advice or recommendations provided in connection with the Services. Client represents and warrants that: (i) its provision of any data, including but not limited to Personal Data, as further defined below (“Client Data”) to Mastercard or a Mastercard Supplier, or such party’s receipt of Client Data from the Client or another party, in connection with the Services, and (ii) the use, analysis, and processing of such Client Data by Mastercard (and Mastercard Suppliers) to perform the Services as set forth in a Schedule, are permitted under (x) all applicable laws and regulations, and privacy policies or other statement or disclosure to which such Client Data is subject, and (y) the terms of Client’s contracts with its customers, contractors, suppliers or other third parties.

1.7. After receipt of a Deliverable, Client shall have [*****] to provide Mastercard with written notice if the Deliverable reasonably does not comply with the specifications set forth in the applicable Schedule. In such event, Mastercard will re-perform the Services to bring the Deliverables in conformance with the specifications set forth in such Schedule within a reasonable period of time and Client shall reasonably cooperate with Mastercard for any such re-performance.

2. Term

2.1. Unless terminated sooner pursuant to below, this Agreement shall commence retroactively on July 1, 2024, and shall end on June 30, 2031 (unless a Schedule remains outstanding, in which case, until the expiration or termination of such outstanding Schedule) with automatic [*****] prior written notice of an intent not to renew is provided by either party (the “Term”).

2.2. Any Schedule and/or this Agreement may be terminated by one Party upon written notice to the other Party: (i) in the event that such other Party has materially breached an obligation representation or warranty and fails to cure the breach within [*****] of receiving written notice of the breach; (ii) as of the date on which proceedings are instituted against a Party seeking relief under any bankruptcy, insolvency or similar law; or (iii) in the event that Mastercard no longer offers or provides the Services or products that are the subject of a Schedule.

3. Fees, Payment and Taxes

3.1. Mastercard’s professional fees for the Services will be set forth in the applicable Schedule (“Fees”). In addition, Client will reimburse Mastercard for its reasonable travel and lodging, administrative and other out-of-pocket expenses (“Other Costs”). Mastercard will invoice Client via the Mastercard Consolidated Billing System.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

3.2. Client acknowledges that any material change in Mastercard’s scope of work set forth in a Schedule, whether as a result of revised Client goals or objectives, other Client requests, changes in law, schedule delays or any other events outside Mastercard’s reasonable control, may require revisions to the Fees, performance schedule and/or other terms set forth herein, as determined by Mastercard in its reasonable discretion. Mastercard will notify Client of any such revisions and may not undertake work relating to the revised Services until Client has executed a written amendment to the applicable Schedule, or otherwise consented to in writing.

3.3. Fees are exclusive of any applicable taxes. All amounts payable under any Schedule are quoted exclusive of sales, use, value-added, and withholding taxes and all customs duties or governmental charges of any kind attributable to the provision of services, or rights granted thereunder, by Mastercard. Client is responsible for any taxes levied on the provision of Services.

3.4. Excluding income taxes relating to any Schedule, Client shall indemnify Mastercard for any such taxes, duties or governmental charges paid by Mastercard in connection with a Schedule.

3.5. Mastercard will invoice Client in EURO or another currency specified in the applicable Schedule. Properly submitted invoices for which payment is not received within 30 days of the invoice date shall accrue a late charge of the lesser of (x) [*****] or (y) the highest rate allowable by law, in each case compounded monthly to the extent allowable by law. All payments will be allocated first to interest, then to expenses, and then to the oldest outstanding fee.

4. License and Use of Deliverables

4.1. Upon full payment of the Fees and Other Costs by Client for the Services set forth in the applicable Schedule, Mastercard hereby grants to Client a perpetual, fully paid-up, nontransferable, non-exclusive license to use the applicable Deliverables, in each case, (x) without the right to resell, assign, transfer or sublicense such Deliverables in any way, and (y) solely for Client’s internal business purposes, relinquishing Mastercard of any liability for Client’s use of such Deliverables.

4.2. Client retains ownership of Client Data and any other confidential information it provides to Mastercard. Mastercard shall be free to use for any purpose any ideas, concepts, general skills, know-how or techniques resulting from or acquired or used in the course of or arising out of the performance of the Services. All Deliverables provided by Mastercard to Client pursuant to the Services, as well as all materials, concepts, processes and methodologies employed by Mastercard or a Mastercard Supplier in connection with the Services, are and will remain the sole and exclusive property of Mastercard (or such Mastercard Supplier).

4.3. Client shall not use the data analytics or insights in the Deliverables in a manner so as to reverse engineer or aid any other party to reverse engineer the data contained in the Deliverables, and shall not remove any identification, copyright or proprietary or other notices from the Deliverables, or any copies thereof. Client shall not use any Deliverable in a manner that would violate any applicable law, regulation, or third party rights.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

4.4. Client grants Mastercard a worldwide, fully paid-up license to copy, display and use Client’s name and logo (“Client Marks”): (i) as necessary to perform Services; (ii) to identify Client as a customer of Mastercard and its Affiliates on its website and marketing materials; and (iii) with Client’s prior written approval, to issue publicity or announcements concerning Mastercard’s engagement with the Client for the purpose of a case study or investor relations announcements. Client warrants and represents to Mastercard that Client owns all right, title, and interest in and to Client’s Marks and has the authority to license to Mastercard the rights granted hereunder. Except as otherwise set out in this Agreement or a Schedule, each Party will obtain the written consent of the other Party prior to the issuance of any press release, announcement or any other form of publicity, concerning this Agreement or a Schedule.

5. Compliance with Laws

5.1. The Parties shall ensure that their respective obligations under this Agreement and any Schedule(s) and business activities related thereto are performed in accordance with all applicable laws and regulations, including, but not limited to, all applicable anti-bribery and corruption laws including the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and other applicable laws. Client shall not export, directly or indirectly, any Deliverables acquired from Mastercard under this Agreement or any and all Schedule(s) to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other government approval without first obtaining such license or approval.

5.2. The Parties will comply with: (i) all applicable international, federal, state, provincial and local laws, rules, regulations, directives and governmental requirements relating in any way to the privacy, confidentiality or security of Personal Data, as defined below, including, without limitation. EU General Data Protection Regulation 2016/679 (“GDPR”) the Gramm-Leach-Bliley Act; laws regulating unsolicited email communications; security breach notification laws; laws imposing minimum security requirements; laws requiring the secure disposal of records containing certain Personal Data; and all other similar international, federal, state, provincial, and local requirements, and (ii) the Payment Card Industry Data Security Standards, in each case, to the extent they apply to the Services. Subject to any applicable law, Client agrees that Mastercard may transfer data to any country in which any Mastercard Affiliate does business.

5.3. The Data Protection Agreement (“DPA”) contained at Data Processing Agreement | Mastercard Data & Services (https://vault.pactsafe.io/s/294cfd22-c6b3-4fb2-9cd7-486000c5e0c6/uc0do2rtk.html) will apply to all Processing of Personal Data subject to Privacy and Data Protection Law (as these terms are defined in the DPA) in the context of these Terms and Conditions. The terms of the DPA will prevail over any contradictory term otherwise contained in these Terms and Conditions solely with respect to the Processing of Personal Data subject to Privacy and Data Protection Law. To the extent Europe Data Protection Law applies and notwithstanding any other term in these Terms and Conditions, Mastercard Europe SA is entering into these Terms and Conditions solely for the purpose of compliance with Europe Data Protection Law and does not have any other obligations to Client in respect of this Agreement.

6. Indemnification; Limitation of Liability

6.1. Each party shall defend, indemnify and hold harmless the other party, and its employees, officers, agents, Affiliates, representatives, and contractors from and against any claims, demands, loss, damage or expense (including reasonable attorneys’ fees) relating to or arising solely out of third party claims: (i) relating to such indemnifying party’s acts of gross negligence or willful misconduct in connection with its performance under this Agreement or a Schedule, or (ii) in the case of Client, third party claims relating to the use of Deliverables or combination, modification or use of the Deliverables with materials not provided by Mastercard or materials required by Client to be included in the Deliverables.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

6.2. NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY LEGAL THEORY, TORT, CONTRACT, OR STRICT LIABILITY, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, FOR LOSS OF PROFITS, GOODWILL, OR ECONOMIC LOSS, REGARDLESS OF WHETHER A PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT A PARTY’S WAIVER OF ITS RIGHT TO RECEIVE SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SHALL NOT APPLY IN THE EVENT OF A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS DESCRIBED IN SECTION 7.

EXCEPT AS SPECIFICALLY DESCRIBED HEREIN, MASTERCARD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SERVICES AND THE DELIVERABLES AND WITHOUT LIMITATION, MASTERCARD HEREBY EXCLUDES AND DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES AND CONDITIONS TO THE EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, COURSE OF DEALING, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

6.3. Except with respect to (a) the parties’ indemnification obligations under Section 6.1 of this Agreement; or (b) Client’s breach of its obligations under Sections 3 or 4 of this Agreement, the maximum aggregate liability of any Party arising out of or relating to this Agreement or any Schedule, whether it arises by statute, contract, tort or otherwise, shall not exceed the amount of the Fees or the value of the Services and Deliverables in the Schedule under which the claim is brought. If no such fees or value of the Services and Deliverables is stated in the Schedule, then such maximum aggregate liability shall be limited in all respects to [*****] over the term of such Schedule.

7. Confidentiality

7.1. “Confidential Information” means the provisions of this Agreement and the Schedule(s) and any information, Deliverables, insights, Client Data, Mastercard Supplier data, reports, data, materials, processes, methodologies and concepts, in whatever form embodied (e.g., oral, written, electronic) owned by Mastercard or Client, including Personal Data and any non-public information about individuals or consumers of Mastercard or Client and/or their Affiliates, no matter how or by what party such information, materials, or concepts were transmitted, disclosed, directly or indirectly by either Party in the course of discussions, provisioning of Deliverables or other work undertaken between the Parties during the performance of these Terms and Conditions or an SOW. “Personal Data” means any information relating to an identified or identifiable individual, regardless of the media in which it is contained.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

7.2. During the Term and/or for a period of [*****] from the termination of this Agreement (except for non-public information about individuals or consumers of Mastercard and/or Client, which shall be maintained in confidence indefinitely), the Party receiving Confidential Information (“Receiving Party”) from the other Party (“Disclosing Party”) shall maintain the Confidential Information in strict confidence and shall: (i) use Confidential Information only as authorized in accordance with a Schedule; (ii) not copy any Confidential Information except as authorized in accordance with a Schedule; (iii) not disclose Confidential Information to any third party except as expressly permitted in writing by the Disclosing Party and then only if such third party has executed a confidentiality, privacy and data protection obligations no less restrictive than those set forth herein; and (iv) limit dissemination of Confidential Information to employees or Mastercard Supplier with a “need to know” and who are subject to confidentiality, privacy and data protection obligations no less restrictive than those set forth herein.

7.3. Except with respect to Personal Data, Confidential Information shall not include any information which: (i) is already in the public domain at the time of disclosure through a source other than the Receiving Party; (ii) enters the public domain after disclosure through no fault of the Receiving Party; (iii) is already known to the Receiving Party at the time of disclosure (as evidenced by written records); (iv) was independently developed by the Receiving Party without use of or reference to any Confidential Information (as evidenced by written records); or (v) is subsequently disclosed to the Receiving Party by third parties having no obligation of confidentiality to the Disclosing Party.

7.4. Upon the written request of the Disclosing Party, the Receiving Party shall securely destroy or render unreadable or undecipherable, each and every original and copy in every media of all Confidential Information in the Receiving Party’s possession, custody or control (with certification of destruction). The foregoing shall not apply to the extent information must be retained pursuant to applicable legal or regulatory requirements or for purposes of the Receiving Party’s commercially reasonable disaster recovery procedures, provided such information shall continue to be subject to Section 7.

8. Platforms

8.1. If and to the extent the Schedule includes the Client’s use of Mastercard's and/or its vendors’ technology platforms that are identified as platforms and/or made available by Mastercard in connection with services provided by Mastercard to Client through the Schedule (“Platform”), the below provisions of this Section 8 will apply. As it relates to any Platform, the below provisions of this Section 8 will control in the event of any conflict with the other sections of these Terms and Conditions.

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MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

8.2. Platform Access. Subject to the terms and conditions contained herein and in a Schedule, Mastercard grants Client a limited, revocable, non-sublicenseable, non-exclusive, non-transferable right to permit its authorized users to access the Platform(s) for the purposes and term set forth in the Schedule. Client’s use of a Platform is subject to the restrictions and limitations set out in the Schedule, which may limit the amount and type of data and users and the Client’s permitted territory of use. Mastercard or Mastercard Supplier will host and retain control of the Platform(s) and will provide Client’s authorized users with access to use a Platform. A Platform is not considered a Deliverable and no rights in or related to a Platform are deemed granted. For any Platform, the only Deliverables will be the tangible reports and output specific to Client. Mastercard may, at any time, suspend or terminate the Client’s access to the Platform(s) at its discretion in the event of a breach by Client of the provisions of this Agreement or relevant Schedule (provided that such suspension or termination shall not in and of itself constitute a termination of this Agreement or the applicable Schedule) and in the event that the Client’s access to the Platform(s) is suspended as aforesaid, Mastercard will not be obligated to return any Confidential Information in its possession, custody or control to the Client.

8.3. Usage. Client will use a Platform only for its own internal purposes and by Users. Client will not: (a) use a Platform or its outputs either directly or as a service bureau for any third party; (b) sublicense, distribute, transfer, or otherwise make available to any third party (including any contractor, franchisee, or agent) access to or use of a Platform without Mastercard’s prior written consent (which may be conditioned on such third party executing an agreement with Mastercard); (c) access or use (or permit the access or use of) a Platform in order to: (i) build a similar or competitive product or service (or contract with a third party to do so); or (ii) build a product using similar ideas, features, functions or graphics of a Platform; or (iii) copy any features, functions or graphics of or in a Platform; or (d) derive specifications from, reverse engineer, reverse compile, modify, disassemble, translate, record, or create derivative works based on a Platform.

8.4. Users. Client shall limit its authorized users only to employees, agents/ contractors or who are bound in writing to maintain the confidentiality of a Platform unless otherwise agreed in writing by Mastercard. Client will provide Mastercard the information necessary to enable Mastercard to establish usernames for authorized users. Client will appoint one or more administrative users to manage Client’s user accounts. Client is responsible for: (a) maintaining the confidentiality of all usernames and passwords; and (b) the acts and omissions of any person to whom it provides or permits access to a Platform. Mastercard may suspend or terminate access for any user who violates the Agreement or relevant Schedule.

8.5. Client Data. Client will be solely responsible for any Client Data provided to Mastercard for use in a Platform. Client agrees that the timely provision of access to a Platform shall be dependent upon Client providing the required Client Data under an applicable Schedule.

8.6. Support. Mastercard will support a Platform through regular maintenance procedures, such as monitoring of servers, review of disk space usage and database fragmentation, addition of commercially available security patches and upgrades, and review of event log files. Mastercard may update a Platform from time to time in its sole discretion as part of its ongoing mission to improve such Platform.

8.7. Client Responsibility. Client acknowledges and agrees that, with respect to its use of a Platform, the purchase and installation of appropriate computer and communication equipment and the appropriate operating systems and all connectivity is the sole cost and responsibility of Client. Client shall institute security measures necessary to safeguard any remote access to a Platform from unauthorized access by persons other than its authorized users. Client shall notify Mastercard immediately and assist Mastercard in remedying any instance of unauthorized access to, or use of, a Platform.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

8.8. Ownership. Mastercard retains all right, title, and interest in and to all current and future versions of all Platforms (including any algorithms, documentation, data models, and user interfaces therein or related thereto) and any other know-how, processes, techniques, concepts, methodologies, tools, or intellectual property Mastercard uses in performing hereunder, even if provided or developed as a result of performing services related to a Platform and all technology, algorithms, and data models relating thereto, even if provided or developed as a result of performing under an Schedule for Platforms. All of the foregoing will be deemed Mastercard Confidential Information. Client’s rights to use any Platform are strictly limited to those granted in the applicable Schedule for Platform(s), and all rights in a Platform not expressly granted to Client are reserved to Mastercard.

8.9. Modifications. Client may, from time to time, request modifications or customizations to a Platform. Mastercard, in its sole discretion, shall determine whether to perform such modifications or customizations and, if so, any such modifications or customizations, and related fees and charges, shall be set forth in the separate mutually executed Schedule and all resulting modifications and customizations shall remain the property of Mastercard.

8.10. Feedback. Client may, from time to time, provide suggestions, comments, feedback or other input to Mastercard with respect to a Platform, Mastercard may freely use such feedback as it sees fit in perpetuity, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise, provided that Client is not identified as the source of such feedback.

8.11 Claim. If a Platform is or, in Mastercard’s opinion, likely to become the subject of any infringement-related claim, Mastercard will use its reasonable efforts to: (a) procure the right for Client to continue to use such Platform or (b) replace or modify such Platform so that it is no longer subject to a claim, but is functionally equivalent in all material respects. If neither (a) nor (b) is commercially reasonable, Mastercard may terminate any affected Schedules and refund to Client any prepaid but unused fees thereunder. This Section 8.11 states Mastercard’s entire liability, and Client’s exclusive remedy, with respect to any claim of infringement of the intellectual property rights of a third party.

9. General Terms

9.1. No Advice. Client agrees and acknowledges that Mastercard will not provide any legal, regulatory or compliance advice in the course of provision of Services, which shall be the sole responsibility of the Client. Mastercard may provide certain proposed materials and make certain recommendations in connection with this Agreement or a Schedule. Client acknowledges and agrees that the Deliverables, including the recommendations suggested by Mastercard in connection with this Schedule, do not constitute legal or investment advice and Mastercard does not otherwise warrant that execution of any recommendations or guidelines contained in the Deliverables will result in compliance with applicable laws or will be up to date, complete or accurate at the time of any such execution. Client is responsible for reviewing and evaluating the appropriateness of these same materials and recommendations, as well as any decisions made or actions taken by Client in response to such proposed materials and recommendations to Client, against Client’s risk-tolerances and/or other criteria. Mastercard makes no warranty or guarantees that: (i) any assessment and recommendations arising from the Services will be effective; or (ii) the Services may provide statistically significant results with respect to any analysis, whether as a result of the fact that relevant data does not support the drawing of statistically significant results or because the data was corrupted, inaccurate, or incomplete in any way.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

9.2. Applicable Standards. Mastercard and Client acknowledge and agree that the analyses and data included in the Services shall be subject to all relevant laws and regulations for each applicable country, as well as Mastercard’s contractual obligations and internal confidentiality, privacy, and data analytics guidelines and policies (“Applicable Standards”). In no event will Mastercard be obligated to supply or share any information or data which Mastercard determines, in its sole discretion, would cause Mastercard to be in violation of any such Applicable Standards. Mastercard reserves the right, in its sole discretion, to apply adjustments in order to achieve conformance with such Applicable Standards.

9.3. Notice. Any notice shall be in writing and shall be addressed to the Party entitled to such notice at the address indicated below such Party’s name as it first appears above in this Agreement and shall be given by an overnight courier delivery service. Written notice may include email notice (provided the Party receiving such notice acknowledges receipt).

9.4. Force Majeure. Neither Party shall be liable for loss or damage or be deemed to be in default under this Agreement or a Schedule if its failure to perform its obligations results from or is attributable to any act of God, natural disaster, fire, strike, embargo, war, threat of terrorism, insurrection, riot or other cause or circumstance beyond the reasonable control of the Party; provided however that the foregoing shall not excuse any failure to exercise diligence by a Party to minimize the scope, extent, duration and adverse effect of any such delay in performance, on the other Party.

9.5. Waiver. A failure or delay of either Party to enforce any provision of or exercise any right under this Agreement or a Schedule shall not be construed to be a waiver. No waiver by a Party or any amendment to this Agreement shall be effective unless expressly made in a signed writing, which writing shall not be an e-mail.

9.6. Severability. If any provision of this Agreement or a Schedule are held by a court of competent jurisdiction to be unenforceable or invalid in any respect, such unenforceability or invalidity shall not affect any other provision, and this Agreement or such Schedule shall then be construed as if such unenforceable or invalid provisions had never been part thereof.

9.7. Headings. The captions are included for convenience only and shall not affect the meaning or interpretation of the terms of this Agreement or a Schedule.

9.8. Survival. All representations and warranties, and all commitments: (i) to indemnify, defend, hold harmless, or (ii) relating to confidentiality, limitations on liability, rights and obligations upon termination, and jurisdiction, and any other provision by its nature that is meant to survive shall survive any termination of these this Agreement.

9.9. Assignment. This Agreement or any Schedule shall not be assigned by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld. Any assignment or delegation made without the appropriate express written approval as required herein shall be null and void. Nothing in this Agreement or a Schedule is intended to confer any benefit on any third party (whether referred to herein by name, class, description, or otherwise) or any right to enforce a term of this Agreement or such Schedule.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

9.10. Entire Agreement. This Agreement, including any Exhibits, and any Schedule evidence the entire agreement and understanding between Mastercard and Client with respect to the transactions contemplated in such Schedule and supersedes all prior agreements, representations, statements, negotiations and undertakings between the Parties, whether oral or written, concerning such transactions, except in respect of any fraudulent misrepresentations made by either Party.

9.11. Governing Law; Venue. This Agreement and all Schedules and the respective rights and obligations of the Parties shall be governed by the laws of Brazil without reference to its conflict-of- laws or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction. The parties hereof elect the courts of the City of São Paul, State of São Paulo, as courts to have jurisdiction to adjudicate disputes arising from the execution of this instrument, waiving any other jurisdiction, however privileged it may be.

9.12. Remedies. Unless otherwise expressly provided herein, any remedies stated herein are non-exclusive. In addition to these remedies, the Parties shall be entitled to pursue any other remedies that they may have at law or in equity.

9.13. Prevalence. In the event of a conflict between the English and Portuguese versions, the Portuguese version shall prevail.

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

EXHIBIT 3 – BILLING CODES ELIGIBLE FOR DISCOUNT ON CORE FEES

The following billing codes shall be eligible for discounts on Core Fees and Non Core Fees levied on the Mastercard Portfolio:

Service Code – Core Fees	Service Code Name	Billing ID
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]

Service Code – Non Core	Service Code Name	Billing ID
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential information redacted

MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA. Avenida das Nações Unidas, 14.171, Torre Crystal, 20th floor São Paulo, SP.

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Confidential information redacted